UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant          ☒
Filed by a Party other than the Registrant          ☐

Check the appropriate box:

☐          Preliminary Proxy Statement
☐          Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐          Definitive Proxy Statement
☒          Definitive Additional Materials
☐          Soliciting Material under Sec. 240.14a-12

Piedmont Lithium Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒          No fee required.
☐          Fee paid previously with preliminary materials.
☐          Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! PIEDMONT LITHIUM INC. 42 E CATAWBA STREET BELMONT, NORTH CAROLINA 28012 UNITED STATES PIEDMONT LITHIUM INC. 2023 Annual Meeting Vote by June 12, 2023 11:59 PM ET You invested in PIEDMONT LITHIUM INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 13, 2023. *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.2 For complete information and to vote, visit www.ProxyVote.com Control # V16692-P90067 Get informed before you vote. View the Notice and Proxy Statement and Annual Report on Form 10-K and 10-K/A online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 30, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 13, 2023 11:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/PLL2023

THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.ProxyVote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Voting Items Board Recommends V16693-P90067 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. 1. Election of Class III Director Nominees: To be elected for terms expiring in 2026. Nominees: 2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. 1a. Mr. Jeff Armstrong 1b. Ms. Christina Alvord 3. Approval of, on an advisory basis, the compensation of our named executive officers. 4. Approval of the grant of up to 29,890 stock options to Mr. Keith Phillips. 5. Approval of the grant of up to 13,260 restricted stock units to Mr. Keith Phillips. 6. Approval of the grant of up to 53,034 performance stock units to Mr. Keith Phillips. 7. Approval of the grant of up to 2,879 restricted stock units to Mr. Jeff Armstrong. 8. Approval of the grant of up to 1,591 restricted stock units to Ms. Christina Alvord. 9. Approval of the grant of up to 1,591 restricted stock units to Mr. Jorge Beristain. 11. Approval of the grant of up to 1,591 restricted stock units to Mr. Claude Demby. 10. Approval of the grant of up to 1,591 restricted stock units to Mr. Michael Bless. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. For For For For For For For For For For For For